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                                                                    EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK



IN RE:
                                                CHAPTER 11 CASE NO.
      WILLIAMS COMMUNICATIONS                   02-11957 (BRL)
      GROUP, INC. AND CG AUSTRIA, INC.,         (JOINTLY ADMINISTERED)

                            DEBTORS.



                       WILLIAMS COMMUNICATIONS GROUP, INC.

                              DECLARATION OF TRUST

         This Declaration of Trust is dated as of October 15, 2002, by and among Williams Communications Group, Inc. ("WCG") as debtor-in-possession and reorganized debtor, WilTel Communications Group, Inc. ("WilTel"), as successor to WCG, and Wilmington Trust Company, as trustee (the "Trustee"), for the benefit of the Administrative Agent (for the benefit of the Lenders) and the holders of Allowed Unsecured Claims in WCG's chapter 11 case, which consist of the Allowed TWC Assigned Claims, Allowed Senior Redeemable Notes Claims and Allowed Other Unsecured Claims ("Allowed Unsecured Claims") under the terms of WCG's Second Amended Plan of Reorganization (the "Plan"), filed on August 12, 2002 and confirmed by the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") in Case No. 02-11957 (BRL) by order entered September 30, 2002.

                                   WITNESSETH

         WHEREAS, the Plan provides for, among other things, the distribution to the Beneficiaries of 100% of the beneficial interests in the Trust created hereby;
         WHEREAS, the Trust is created pursuant to, and to effectuate, the Plan;

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         WHEREAS, pursuant to the Plan, the Trust is created on behalf of, and for the sole benefit of, the Administrative Agent and the holders of Allowed Unsecured Claims against WCG;

         WHEREAS, the Trust is established for the purpose of collecting, distributing, and liquidating the Trust Assets for the benefit of the Administrative Agent and the holders of Allowed Unsecured Claims against WCG in accordance with the terms of this Agreement and the Plan; and

         WHEREAS, the Trust is intended to be treated as a grantor trust for federal income tax purposes.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Plan, the Settlors and the Trustee agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

              1.1 Definitions

                  (a) "Agreement" means this Declaration of Trust.

                  (b) "Beneficiaries" means, collectively, the holders of Allowed Claims in classes 5 and 6 under the Plan, or any successors to such holders' Trust Interests pursuant to Section 13.1 hereof.

                  (c) "Claim Distribution" means:

                           (i) with respect to the Beneficiaries, (A) the Unsecured Creditor Distribution (equal to 54% of the New Equity), and
         (B) any Available Proceeds; and





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                           (ii) with respect to Leucadia, the holder of the
         Allowed Class 4 Claims, the Leucadia Claims Distribution (equal to 23.55% of the New Equity);

provided that the maximum aggregate amount of all distributions of New Equity to a Single Holder shall be 4.99% and under no circumstances shall a Single Holder receive New Equity in excess of such amount regardless of the Allowed amount or amounts of such Single Holder's Claim or Claims. To the extent that any Single Holder's Allowed Claim or Claims would otherwise entitle it to more than 4.99% of the New Equity, the Trustee shall not distribute such excess to such Single Holder but shall instead distribute such excess to all other Beneficiaries in accordance with their Pro Rata Share.

                  (d) "New Equity" means the 50,000,000 shares of common stock, par value $.01 per share, of WilTel to be issued under the Plan.

                  (e) "Permitted Investments" means the following investments so long as they have maturities of ninety (90) days or less: (i) obligations issued or guaranteed by the United States or by any person controlled or supervised by or acting as an instrumentality of the United States pursuant to authority granted by Congress; (ii) obligations issued or guaranteed by any state or political subdivision thereof rated either AA or higher, or MIG 1 or higher, by Moody's Investors Service, Inc. ("Moody's") or AA or higher, or an equivalent, by Standard & Poor's Ratings Services ("Standard & Poor's"), both of New York, New York, or their successors; (iii) commercial or finance paper which is rated either Prime-1 or higher or an equivalent by Moody's or A-1 or higher or an equivalent by Standard & Poor's or their successors; and (iv) certificates of deposit or time deposits of banks or trust companies, organized under the laws of the United States, having a minimum equity of $500,000,000.




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                  (f) "Pro Rata Interest" means, with respect to a Beneficiary, the percentage of Trust Interests held by such Beneficiary, which, at any given time, is equal to the amount of New Equity distributed to such Beneficiary from the Trust divided by the aggregate amount of New Equity distributed to all Beneficiaries from the Trust.

                  (g) "Pro Rata Share" means, with respect to a Beneficiary, means the proportion that the amount of all Allowed Class 5 or 6 Claims held by such Beneficiary bears to the sum of $175,000,000 plus the aggregate amount of all Allowed Class 5 and 6 Claims on the Effective Date.

                  (h) "Settlors" means WCG and WilTel.

                  (i) "Trust" means the trust established pursuant to the terms of this Agreement.

                  (j) "Trust Assets" means all property, including the proceeds and/or income therefrom, held from time to time pursuant to this Agreement by the Trustee of the Trust, including the Residual Share and the Distributable Common Stock (until distributed to Leucadia, the Administrative Agent, or a Beneficiary).

                  (k) "Trustee" means (i) initially, Wilmington Trust Company, and (ii) any successors or replacements duly appointed under the terms of this Agreement.

                  (l) "Trust Interests" means the uncertificated interests evidencing 100% of the beneficial interest in the Trust.

                  (m) "WilTel" means the corporation incorporated under the laws of the State of Nevada and pursuant to the Plan.

              1.2 Use of Plan Definitions. All terms which are used and defined in this Agreement and which are also used and defined in the Plan shall have the same meaning. Terms





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used but not defined in this Agreement shall have the meaning ascribed to them in the Plan. In the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of this Agreement shall govern and control.

              1.3 Interpretation. Words denoting the singular number shall include the plural number and vice versa, and words denoting one gender shall include the other gender.

                                   ARTICLE II

                             ESTABLISHMENT OF TRUST

              2.1 Creation and Purpose of Trust. (a) The Settlors and the Trustee, pursuant to the Plan and in accordance with title 11 of the United States Code (the "Bankruptcy Code"), hereby create a trust, which shall be known as the "WCG Residual Trust" (or the "Trust"), which is the Residual Trust created by the Plan, for the purpose of collecting, distributing, and liquidating the Trust Assets for the benefit of the Administrative Agent and the Beneficiaries in accordance with the terms of this Agreement and the Plan. The activities of the Trust shall be limited to those activities set forth in
Article III hereof.

                  (b) The Trust is organized for the purpose of holding, investing, selling, and distributing the Trust Assets to the Administrative Agent and the Beneficiaries with no objective to engage in the conduct of a trade or business. In furtherance of this purpose, the Trustee shall be responsible for establishing and maintaining such accounts as the Trustee deems necessary and appropriate to carry out the provisions of this Agreement, and to perform all obligations specified for the Trustee under the Plan and this Agreement.

                  (c) In the event of any inconsistency between the recitation of the duties and powers of the Trustee or any other provision of this Agreement and the Plan or any




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agreement, instrument, or document intended to implement the provisions of the
Plan or this Agreement, the provisions of the Plan shall govern and control.

              2.2 Transfer of Trust Assets.

                  (a) On the Effective Date, WCG hereby grants, releases, assigns, irrevocably transfers and delivers all of its Assets, except the Residual Assets, to WilTel in exchange for 79.55% of the New Equity. Against receipt of such 79.55% of the New Equity, WCG hereby grants, releases, assigns, irrevocably transfers, and delivers 77.55% of the New Equity (the "Distributable Common Stock"), together with the Residual Share, to the Trust for the benefit, and in satisfaction of the claims, of the Beneficiaries, all in accordance with the Plan. (In accordance with the Plan, the remaining 2% of the New Equity (the "WCG Reserved Shares") shall be retained by WCG for satisfaction of Securities Holder Channeled Actions.) WCG and WilTel hereby represent and warrant to the Trustee that the necessary parties have taken all such actions necessary or appropriate to effect the transfers described above, and to vest or perfect in or confirm to the Trustee title to and possession of the Residual Share and the Distributable Common Stock. Upon completion of the transfers described above, the Settlors shall, from time to time, as and when reasonably requested by the Trustee, execute and deliver, or cause to be executed and delivered, all such documents in recordable form where necessary or appropriate, and the Settlors shall take or cause to be taken such further action as the Trustee may reasonably deem necessary or appropriate, to vest or perfect in or confirm to the Trustee title to and possession of the Trust Assets to the extent (i) such actions have not yet been taken with respect to the existing Trust Assets or
(ii) any new Trust Assets are transferred to the Trust.

                  (b) For all federal income tax purposes, the transfer of the Trust Assets to the Trust shall be treated as a transfer of the Residual Share and the Distributable Common Stock






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by WCG to the holders of Allowed Unsecured Claims against WCG in full and complete satisfaction of the TWC Assigned Claims, the Senior Redeemable Notes Claims, and the Other Unsecured Claims (to the extent, and only to the extent, that such Claims equal the value of the Residual Share and the Distributable Common Stock), followed by a transfer of the Residual Share to the Trust in exchange for the Trust Interests and/or the right to distributions from the Trust. Thus, the holders of Allowed Unsecured Claims against WCG shall be treated as the grantors of the Trust.

              2.3 Trustee's Acceptance. The Trustee accepts the trust imposed on it by this Agreement and agrees to observe and perform that trust, on and subject to the terms and conditions set forth in this Agreement. In connection with and in furtherance of the purposes of the Trust, the Trustee hereby expressly accepts the transfer of the Trust Assets, subject to the provisions of the Plan and the Confirmation Order, and the Trustee hereby further expressly assumes, undertakes, and shall control the establishment and maintenance of necessary accounts and the distribution of Trust Assets in accordance with the Plan and this Agreement.

                                   ARTICLE III

                       ADMINISTRATION OF THE TRUST ESTATE

              3.1 Rights, Powers, and Privileges. The Trustee shall have only the rights, powers, and privileges expressly provided in this Agreement and the Plan and as provided by law in the event that this Agreement or the Plan does not reference any such right, power, or privilege. The Trustee shall have the power (and obligation) to take the actions granted in clauses (a)-(p) below and any powers reasonably incidental thereto, unless otherwise specifically limited or restricted by Articles II, V, and VI of the Plan or this Agreement and so long as such actions are, in the Trustee's reasonable business judgment, in the best interests of






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the Beneficiaries and/or will maximize recoveries for the Administrative Agent and the Beneficiaries:

                  (a) hold legal title to any and all rights of the Administrative Agent and the Beneficiaries in or arising from the Trust Assets, including the Distributable Common Stock and the Residual Share and the right to vote such Distributable Common Stock and Residual Share as provided for in
Article IV hereof;

                  (b) maintain on the Trustee's books and records a register evidencing the Trust Interests held by each Beneficiary;

                  (c) protect, maintain, liquidate to Cash in accordance with the Plan, and maximize the value of, and enforce the rights to, the Trust Assets vested in the Trustee by this Agreement by any method deemed appropriate, including by judicial proceedings or otherwise;

                  (d) make all distributions provided for in, or contemplated by, the Plan and the Agreement;

                  (e) open and maintain bank accounts on behalf of or in the name of the Trust;

                  (f) make all tax withholdings, file tax information returns, make tax elections by and on behalf of the Trust in accordance with Section 10.2 hereof, and file returns for the Trust pursuant to Section 10.2 hereof;

                  (g) in accordance with Section 10.2 hereof, send annually to each Beneficiary, in the manner in which such Beneficiary received its initial distribution of New Equity from the Trust, a separate statement setting forth the Beneficiary's share of income, gain, loss, deduction or credit, with respect to all Trust Assets that are not Distributable Common Stock, and instruct all such Beneficiaries to report such items on their federal tax returns;




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                  (h) establish such reserves for taxes, assessments, and other expenses of administration of the Trust as may be necessary and appropriate for the proper operation of matters incident to the Trust, subject to a budget to be agreed upon by the Trustee and the Administrative Agent pursuant to the procedure set forth in Section 3.6 hereof;

                  (i) resolve all Contested Claims in accordance with Article VI of the Plan, including, where appropriate, prosecuting, settling, or causing WCG to prosecute or settle, objections to Contested Claims in accordance with
Section 7.2 hereof;

                  (j) in accordance with Section 2.2 of the Plan, cause WCG to pay Administrative Claims and Additional Indenture Trustee Fees;

                  (k) pay all expenses and make all other payments relating to the Trust Assets;

                  (l) retain and pay third parties pursuant to Section 3.2 hereof;

                  (m) carry insurance coverage in such amounts as the Trustee deems advisable (for which determination the Trustee may rely upon data relating to insurance coverage amounts customarily obtained by trustees for trusts formed for similar purposes, of similar value, and holding similar assets);

                  (n) invest any monies held as part of the Trust Assets in accordance with the terms of Section 3.3 hereof;

                  (o) cause WCG to resolve and collect on the Residual Assets held by it and to wind up its affairs and liquidate, in accordance with Section
11.2 hereof; and

                  (p) otherwise perform the functions and take the actions provided for or permitted in the Plan or in any other agreement executed by the Trustee pursuant to the Plan.





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              3.2 Agents and Professionals. The Trustee may, but shall not be required to, consult with attorneys, accountants, appraisers, or other parties deemed by the Trustee to have qualifications necessary to assist in the proper administration of the Trust. The Trustee may pay the reasonable salaries, fees, and expenses of such persons out of the Trust Assets in accordance with Section
5.5 hereof.

              3.3 Legal Title to, and Investment and Safekeeping of, Trust Assets. The Trustee shall hold legal title to all Trust Assets, except that the Trustee may cause legal title or evidence of title to any of the Trust Assets to be held by any nominee or person, on such terms, in such manner, and with such power, as the Trustee may determine advisable. All monies and other assets received by the Trustee shall, until distributed or paid over as herein provided, be held in trust for the benefit of the Administrative Agent and the Beneficiaries, but need not be segregated from other Trust Assets, unless (and then only to the extent) required by law. The Trustee shall be under no liability for interest or producing income on any monies received by it hereunder and held for distribution or payment to the Administrative Agent or the Beneficiaries, except as such interest shall actually be received by the Trustee. Investments of any monies held by the Trustee shall be administered in view of the manner in which an individual of ordinary prudence, discretion, and judgment would act in the management of the Trustee's own affairs; provided, however, that the right and power of the Trustee to invest monies held by the Trustee or any income earned by the Trust shall be limited to the right and power to invest such monies (pending periodic distributions in accordance with Article V hereof) in Permitted Investments. Notwithstanding anything to the contrary contained herein, the Trustee may, without notice to the Settlors, sell or liquidate any of the foregoing investments at any time if the proceeds thereof





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are required for any release of funds permitted or required hereunder, and the
Trustee shall not be liable or responsible for any loss, cost, or penalty resulting from any such sale or liquidation.

              3.4 The Trustee shall not at any time, on behalf of the Trust or the Beneficiaries, enter into or engage in any trade or business, and the Trustee shall not use or dispose of any part of the Trust Assets in furtherance of any trade or business. Notwithstanding the foregoing, the Trustee shall not be prohibited from engaging in any trade or business for its own account, provided that such activity does not interfere with the Trustee's administration of the Trust.

              3.5 For the avoidance of doubt, in the event this Agreement does not expressly establish procedures governing the obligations of the Trustee established hereby or by the Plan, the Trustee shall take direction from only
(i) the Bankruptcy Court or (ii) the Disbursing Agent with respect to the fulfillment of such obligations, including, without limitation, management of the Trust Assets, the creation of reserves, the distribution of Trust Assets to satisfy Allowed Claims, the payment by WCG of Allowed Administrative Claims, and the recognition of Beneficiaries.

              3.6 Establishment of Budget; Unbudgeted Expenses.

                  (a) The Trustee and the Administrative Agent shall agree upon an annual budget relating to the payment of taxes, assessments, and other expenses of administration of the Trust as may be necessary and appropriate for the proper operation of matters incident to the Trust. The initial annual budget shall be agreed upon promptly following the Effective Date. Subsequently, annual budgets shall be agreed upon as of each anniversary of the Effective Date. In the event that the Trustee and the Administrative Agent are unable to agree upon any subsequent annual budget within 30 days prior to the beginning of the relevant fiscal year, such budget shall be equal to 105% of the budget for the previous fiscal year.




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                  (b) To the extent that the Trustee is required to pay expenses relating to items contemplated by the budget, but (i) for which no budgeted amount has been provided, or (ii) for which the amount to be paid exceeds the budgeted amount by more than five percent (5%), the Trustee shall obtain the written consent of the Administrative Agent, such consent to be given or withheld in the reasonable discretion of the Administrative Agent, prior to the payment of such amounts.

                                   ARTICLE IV

                                  VOTING RIGHTS

              4.1 Voting of WilTel Common Stock. Upon the execution of this Agreement, it shall be the duty of the Trustee, and the Trustee shall have the sole and exclusive power and authority, to vote such Distributable Common Stock as has not yet been distributed to the Beneficiaries in person, by proxy, or by consent to corporate action or otherwise, all in accordance with the following procedures:

                  (a) In the event the matter submitted for the approval of the stockholders of WilTel involves a merger, consolidation, liquidation, or dissolution of WilTel or the sale of all or substantially all of the assets in other than the ordinary course of business, or an amendment to WilTel's certificate of incorporation, the Trustee shall timely submit such matter to the Beneficiaries for their review and shall vote all of the Distributable Common Stock in accordance with the written instructions of a majority of the Beneficiaries who return ballots, such majority to be determined by relative Trust Interests and not by number.

                  (b) In the event the matter submitted for the approval of the stockholders of WilTel involves any other matter, the Trustee shall vote all of the Distributable Common Stock in the Trustee's sole discretion.





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              4.2 Voting of Residual Share. Upon the execution of this
Agreement, it shall be the duty of the Trustee, and the Trustee shall have the sole and exclusive power and authority, to vote the Residual Share in person, by proxy, or by consent to corporate action or otherwise, all in the Trustee's sole discretion.

                                    ARTICLE V

                          DISTRIBUTIONS FROM THE TRUST

              5.1 Initial Distributions. As soon as reasonably practicable following the Effective Date or, with respect to Beneficiaries, the date a Contested Claim becomes an Allowed Claim, the Trustee shall distribute (i) to Leucadia, 11,775,000 (23.55%) shares of the New Equity and (ii) to each Beneficiary, its Pro Rata Share of 27,000,000 (54%) shares of the New Equity.

              5.2 Subsequent Distributions.

                  (a) On no less than an annual basis or as directed by either the Bankruptcy Court or the Disbursing Agent and subject to the priority of distribution set forth in Section 5.5 hereof, the Trustee shall make distributions of the Trust Assets that have been reduced to Cash and that have not theretofore been distributed pursuant to Section 5.1 or Section 5.3 hereof to the Administrative Agent or, if appropriate, to the Beneficiaries in accordance with their Pro Rata Share; provided that, after reserving in the Trust such amounts as are reasonably necessary to pay all Allowed Administrative Claims (subject to a budget to be agreed upon by the Trustee and the Administrative Agent) and as may be appropriate for Contested Claims, the total amount of Trust Assets available for distribution on such date is at least $100,000.

                  (b) The Trustee may withhold from amounts distributable to any Beneficiary under this Section 5.2 or Section 5.3 hereof any and all amounts determined in the





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Trustee's reasonable sole discretion to be required by any law, regulation, rule, ruling, directive, or other governmental requirement to be withheld.

              5.3 Distributions of Contested Claim Reserve. As soon as reasonably practicable following the date on which all Contested Claims have become either Allowed Claims or Disallowed Claims, the Trustee shall distribute any and all Distributable Common Stock then remaining in the Trust to the Beneficiaries based upon their Pro Rata Interest and all other remaining Trust Assets in accordance with the priority of distribution in Section 5.5 hereof.

              5.4 Payments Limited to Trust Assets. All payments or other distributions to be made by the Trustee to, or for the benefit of, any Beneficiary shall be made only from the Trust Assets and only to the extent that the Trustee has sufficient funds or Distributable Common Stock to make such payments or other distributions in accordance with the Plan and this Agreement. Each Beneficiary shall have recourse only to the Trust Assets for distributions under this Agreement.

              5.5 Priorities of Distribution. Notwithstanding anything to the contrary in this Agreement, distributions under Section 5.2 or Section 5.3 hereof shall be made in the following manner and priority:

                  (a) first, until and unless all amounts owing with respect to the Restated Credit Documents have been indefeasibly paid in full in Cash (such date being the "Bank Full Payment Date"), to the Administrative Agent to reduce, dollar for dollar, the amount then owing under the Restated Credit Documents;

                  (b) second, to pay the reasonable costs and expenses associated with the liquidation of Residual Assets;




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                  (c) third, if applicable, to pay (i) the reasonable costs and expenses associated with the Trust, as provided in the budget established pursuant to Section 3.6 hereof, or as agreed to by the Administrative Agent if not provided for in the budget, and (ii) any payment of or reimbursement required pursuant to Section 8.3 or 9.8 hereof; and

                  (d) fourth, to the Beneficiaries, as set forth in Section 5.2 and Section 5.3 hereof.

                  Any WCG Reserved Shares not distributed in satisfaction of Securities Holder Channeled Actions shall be distributed (i) 50% to the Beneficiaries based upon their Pro Rata Share and (ii) 50% to Leucadia.

              5.6 Delivery of Distribution.

                  (a) Distributions by the Trustee to the Beneficiaries shall be made to Beneficiaries at the addresses provided to the Trustee for each Beneficiary by WCG. Distributions by the Trustee to the Administrative Agent shall be made in accordance with the delivery instructions contained in the Restated Credit Documents.

                  (b) Distributions of Cash by the Trustee to the Beneficiaries shall be made by check in next-day funds unless the amount to be distributed exceeds $10,000, in which case the Trustee may make such distribution by wire transfer if account information has previously been provided to the Trustee by the applicable Beneficiary. No distributions of Cash shall be made by the Trustee to a Beneficiary if the amount of such distribution does not exceed $100.

                  (c) If any Beneficiary's distribution is returned to the Trustee as undeliverable, no further distributions to such Beneficiary shall be made unless and until the Trustee is notified by WCG or its agent of such Beneficiary's then current address, at which time all missed distributions shall be made to such Claim holder on the next annual distribution date





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

without interest. Any Trust Assets which remain unclaimed or otherwise not deliverable to the Beneficiary entitled thereto after the first anniversary of the distribution date on which such Beneficiary was to have received such Trust Assets, shall become vested in and shall be transferred and delivered to WilTel, in accordance with Section 6.4 of the Plan. In such event, such Beneficiary's Claim shall no longer be deemed to be allowed for purposes of this Agreement and such Beneficiary shall be deemed to have no further Claims in respect of such distribution and shall not participate in any further distributions under this Agreement.

                  (d) The Trustee shall not distribute fractional shares of Distributable Common Stock.

                                   ARTICLE VI

                                  BENEFICIARIES

              6.1 Interest Beneficial Only. The ownership of a beneficial interest in the Trust shall not entitle any Beneficiary or the Settlors to any title in or to the Trust Assets, to any right to call for a partition or division of such assets, or to require an accounting, except as specifically provided herein.

              6.2 Ownership of Trust Interests. At any particular time, each Beneficiary shall own Trust Interests equal to its Pro Rata Interest.

              6.3 Evidence of Beneficial Interest. Ownership of a beneficial interest in the Trust Assets shall not be evidenced by any certificate, security, or receipt, or in any other form or manner whatsoever, except as maintained on the books and records of the Trust by the Trustee.

              6.4 Exemption From Registration. The parties hereto intend that the rights of the Beneficiaries arising under this Trust shall not be "securities" under applicable laws, but none of the parties hereto represent or warrant that such rights shall not be securities or shall be entitled




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

to exemption from registration under applicable securities laws. If such rights constitute securities, the parties hereto intend for the exemptions from registration provided by Section 1145 of the Bankruptcy Code and by other applicable law to apply to their issuance under the Plan.

              6.5 Notice of Transfer of Beneficial Interest. Any notice of a change of beneficial interest ownership as described in Section 13.l of this Agreement shall be forwarded to the Trustee by registered or certified mail, as set forth herein. The notice shall be executed by both the transferee and the transferor, and the signatures of the parties shall be acknowledged before a notary public. The notice must clearly describe the interest to be transferred. The Trustee may rely upon such signatures and acknowledgments as evidence of such transfer without the requirement of any additional investigation.

              6.6 Standing of Beneficiary. A Beneficiary does not have standing to request that the Bankruptcy Court remove the Trustee or to direct the Trustee to do or not to do any act other than as described herein.

                                   ARTICLE VII

                        ADDITIONAL DUTIES OF THE TRUSTEE

              7.1 Prosecution of Committee Claims. Pursuant to Section 4.4(c) of the Plan, on the Effective Date, the Trustee shall be substituted for the Committee as party in interest with respect to any pending objections to Claims or other litigation filed by or against the Committee.

              7.2 Prosecution of Contested Claims. Pursuant to Section 6.11 of the Plan, upon the occurrence of the Effective Date, the Trustee shall have authority to file, litigate, settle, or withdraw objections to Contested Senior Redeemable Notes Claims and Contested Other Unsecured Claims, as may be appropriate and in consultation with WilTel.





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

              7.3 Administrative Claims. The Trustee shall cause WCG to pay all Allowed Administrative Claims, including Additional Indenture Trustee Fees, in accordance with Section 2.2 of the Plan.

                                  ARTICLE VIII

                 THIRD PARTY RIGHTS AND LIMITATION OF LIABILITY

              8.1 Parties Dealing With the Trustee. In the absence of actual knowledge to the contrary, any person dealing with the Trust or the Trustee shall be entitled to rely on the authority of the Trustee or any of its agents to act in connection with the Trust Assets. There is no obligation on any Person dealing with the Trustee to inquire into the validity, expediency, or propriety of any transaction by the Trustee or any agent of the Trustee.

              8.2 Limitation of Trustee's Liability. Anything herein to the contrary notwithstanding, in exercising the rights granted hereunder, the Trustee shall exercise its best judgment to manage the affairs of the Trust and safeguard the interest of the Administrative Agent and all the Beneficiaries and the Settlors. In no event shall the Trustee or any of its agents or third party professionals retained in accordance with Section 3.2 hereof, incur any responsibility or liability by reason of any error of law or of any matter or thing done or suffered or omitted to be done under this Agreement, except for willful default, fraud, intentional misconduct, or gross negligence.

              8.3 Indemnification. The Trustee shall be indemnified and receive reimbursement against and from all loss, liability, expense (including reasonable counsel fees), or damage which it may incur or sustain in good faith and without fraud, willful misconduct, or gross negligence in the exercise and performance of any of its powers and duties under this Agreement by the Trust to the full extent permitted by applicable law. The amounts necessary for such indemnification





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

and reimbursement shall be paid by the Trustee solely out of the Trust Assets prior to any distribution to the Beneficiaries made in accordance with Section
5.5 hereof. The Trustee shall not be personally liable for the payment of any Trust expense or claim or other liability of the Trust, and no person shall look to the Trustee personally for the payment of any such expense or liability absent evidence of any fraud, willful misconduct, deceit, or gross negligence.

                                   ARTICLE IX

                 SELECTION, REMOVAL AND COMPENSATION OF TRUSTEE

              9.1 Initial Trustee. The initial Trustee shall be Wilmington Trust Company.

              9.2 Term of Service. The Trustee shall serve until (a) termination of the Trust in accordance with this Agreement, or (b) the Trustee's death, resignation, or removal.

              9.3 Removal of a Trustee. Any person serving as Trustee may be removed at any time by an order of the Bankruptcy Court. The removal shall be effective on the date specified in the order.

              9.4 Resignation of Trustee. The Trustee may resign at any time by giving the Beneficiaries at least thirty (30) days' written notice of the Trustee's intention to do so. In the event of a resignation, the resigning Trustee (or the successor Trustee) shall render to the Administrative Agent and the Beneficiaries a full and complete accounting of monies and assets received, disbursed, and held during the term of office of the resigning Trustee. The resignation shall be effective on the later of (a) the date specified in the notice; (b) the date that is thirty (30) days after the date the notice is delivered; or (c) the date the accounting described in the preceding sentence is delivered.

              9.5 Appointment of Successor Trustee. Upon the resignation, death, incapacity, or removal of the Trustee, WCG and WilTel, with the approval of the Administrative Agent and the Bankruptcy Court, shall appoint a successor Trustee to fill the vacancy so created. Any successor Trustee so appointed shall consent to and accept in writing the terms of this Agreement and agree that the provisions of this Agreement shall be binding upon and inure to the benefit of the successor Trustee and all of such successor Trustee's heirs and legal and personal representatives, successors, or assigns.

              9.6 Powers and Duties of Successor Trustee. A successor Trustee shall have all the rights, privileges, powers, and duties of its predecessor.

              9.7 Trust Continuance. The death, resignation, or removal of the Trustee shall not terminate the Trust or revoke any existing agency created pursuant to this Agreement or invalidate any action theretofore taken by the Trustee. In the event that a successor Trustee is not appointed when required under this Agreement, the Settlors shall apply to the Bankruptcy Court for appointment of a successor Trustee.

              9.8 Compensation and Costs of Administration. The Trustee shall receive fair and reasonable compensation for its services as provided in that certain Schedule of Fees, agreed to by an authorized officer of WCG, dated as of September 24, 2002, which shall be a charge against and paid out of the Trust Assets. In addition, all reasonable costs, expenses, and obligations incurred by the Trustee (or professionals who may, in accordance with Section 3.2 hereof, be employed by the Trustee in administering the Trust, in carrying out its other responsibilities under this Agreement, or in any manner connected, incidental, or related thereto) shall be paid, at the direction of the Trustee, either by WCG or from the Trust Assets in accordance with Section 5.5 hereof.

                                    ARTICLE X

                    MAINTENANCE OF RECORDS; ANNUAL REPORTING

              10.1 The Trustee shall maintain books and records containing a description of all property from time to time constituting the Trust Assets and an accounting of all receipts and disbursements. Said books shall be open to inspection by any Beneficiary, the Administrative Agent (until the Bank Full Payment Date), or the Bankruptcy Court at any reasonable time during normal business hours. The Trustee shall furnish to any Beneficiary or the Administrative Agent (until the Bank Full Payment Date) upon written request an annual statement of receipts and disbursements of the Trust.

              10.2 Annual Reporting and Filing Requirements.

                  (a) Within forty-five (45) days after the end of each calendar year, the Trustee shall furnish to the Bankruptcy Court, the Administrative Agent (until the Bank Full Payment Date), and the Beneficiaries unaudited financial statements with respect to the Trust, including a report of all assets received by the Trust, all assets held by the Trust, and all assets disbursed during the preceding calendar year.

                  (b) The Trustee shall file tax returns for the Trust as a grantor trust and a liquidating trust under Treasury Regulation Section 1.671-1(a) and/or Treasury Regulation Section 301.7701-4(d) and related regulations. Pursuant to such provisions for federal income tax purposes, the Trust's taxable income (or loss) shall be allocated to the Beneficiaries based upon their respective Pro Rata Interest.

              10.3 Tax Allocations and Filings. All income and earnings of the Trust created hereby, including earnings or income retained in reserve accounts or as reserves, will be allocated to the Beneficiaries on an annual basis and each Beneficiary will be responsible for reporting and paying the taxes due on its proportionate share of the Trust's income whether or not amounts are actually distributed by the Trustee to the Beneficiaries to pay the taxes thereon. The Trustee shall be responsible for filing all federal, state, and local tax returns for the Trust and for the timely preparation and distribution to the Beneficiaries of any necessary federal, state, or local information returns.

                                   ARTICLE XI

                                DURATION OF TRUST

              11.1 Duration. The Trust shall become effective upon the Effective Date. Thereupon, the Trust and its provisions herein shall remain and continue in full force and effect until the Trust is terminated as contemplated in this
Article XI.

              11.2 Termination Upon Distribution of All Trust Assets. The Trustee shall cause WCG to pay all Administrative Claims pursuant to Section 7.3 hereof and to resolve and collect on the Residual Assets and to wind up its affairs and liquidate, distributing the proceeds of such collection and winding up of such Residual Assets to the Trustee for distribution to the Administrative Agent and the Beneficiaries in accordance with Article V hereof. Upon completion of such distributions, the Trustee shall cause WCG to transfer to WilTel all of WCG's remaining assets immediately prior to its liquidation and winding up. Upon the payment of all costs, expenses, and obligations incurred in connection with administering the Trust, the distribution of all remaining Trust Assets and/or proceeds therefrom in accordance with the provisions of the Plan, the Confirmation Order and this Agreement, and the completion of any necessary or appropriate reports, tax returns or other documentation, the Trust shall terminate and the Trustee shall have no additional responsibility in connection therewith except as may be required to effectuate such termination under relevant law and except as described in Section 11.4 hereof.

              11.3 Termination After Three Years. If the Trust has not been previously terminated pursuant to Section 11.2 hereof, on the third anniversary of the Effective Date, unless otherwise extended for cause by the Bankruptcy Court, and provided such extension does not adversely affect the status of the Trust for federal income tax purposes, the Trustee shall distribute all of the Trust Assets to the Administrative Agent or to the Beneficiaries in accordance with Section 5.5 hereof. Immediately thereafter, the Trust shall terminate and the Trustee shall have no further responsibility in connection therewith except as may be required to effectuate such termination under relevant law and except as described in Section 11.4 below.

              11.4 Other Termination Procedures. The Trustee shall at all times endeavor to liquidate expeditiously the Trust Assets, and in no event shall the Trustee unduly prolong the duration of the Trust. On termination of this Trust, the Trustee shall advise the Bankruptcy Court in writing of the Trust's termination. Notwithstanding the foregoing, after the termination of the Trust, the Trustee shall have the power to exercise all the powers, authorities, and discretions herein conferred solely for the purpose of liquidating and winding up the affairs of the Trust. On distribution of all of the Trust Assets, the Trustee shall retain the books, records, and files that have been delivered to or created by the Trustee. At the Trustee's discretion, all of such records and documents may be destroyed at any time after two (2) years from the distribution of all of the Trust Assets.

                                   ARTICLE XII

                      COORDINATION WITH REORGANIZED DEBTOR

              12.1 Information Regarding Beneficiaries. Promptly following the Confirmation Date, WCG shall provide to the Trustee: (i) the identities (and addresses for delivery of notices and distributions) of all Beneficiaries; (ii) the amounts of each Allowed

Unsecured Claim held by each such Beneficiary; and (iii) the amount of each Contested Senior Redeemable Notes Claim and Contested Other Unsecured Claim. Thereafter, no less frequently than quarterly, WCG shall notify the Trustee as to the final disposition during the prior calendar quarter of any Contested Claims.

              12.2 Information Regarding Unsecured Claims. WilTel shall provide to representatives of the Trust during normal business hours, on reasonable notice, reasonable access to personnel and books and records of WCG and/or WilTel to enable the Trustee to perform the Trustee's obligations under this Agreement and the Plan. Notwithstanding the foregoing, WilTel will not be required to make expenditures in response to the requests determined by it to be unreasonable. WilTel shall not be entitled to compensation or reimbursement (including reimbursement for professional fees) with respect to fulfilling its obligations as set forth in this Article XII.

                                  ARTICLE XIII

                                  MISCELLANEOUS

              13.1 Limitation on Transferability. It is understood and agreed that the Trust Interests shall be non-transferable during the term of this Agreement except with respect to a transfer by will or under the laws of descent and distribution. Such transfers shall not be effective until appropriate written notification and proof thereof is submitted to the Trustee, and the Trustee may continue to pay all amounts to or for the benefit of the transferring Beneficiaries until receipt of proper written notification and proof of any such transfer. The Trustee may rely upon such written proof without the requirement of any further investigation.

              13.2 Notices. All notices to be given to Beneficiaries may be given by ordinary mail, or may be delivered personally, to the holders at the addresses appearing on the books kept by the Trustee. Any notice or other communication which may be or is required to be given, served, or sent to the Trustee or the Administrative Agent shall be in writing and shall be sent by registered or certified U.S. mail, return receipt requested, postage prepaid, or transmitted by hand delivery or facsimile (if receipt is confirmed), addressed as follows:

 If to the Trust:                        If to the Administrative Agent:
    WCG Residual Trust                      Bank of America, N.A.
    c/o Wilmington Trust Company, as        901 Main Street - 66th Floor
      Residual Trustee                      Dallas, TX  75202-3714
    1100 North Market Street                Attn: John W. Woodiel, III, Managing
    Wilmington, DE 19890-1615                  Director
    Facsimile:  (302) 636-4145              Facsimile:  (214) 209-3533

or to such other address as may from time to time be provided in written notice by the Trustee.

              13.3 No Bond. Notwithstanding any state law to the contrary, the Trustee (including any successor) shall be exempt from giving any bond or other security in any jurisdiction.

              13.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

              13.5 Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

              13.6 Particular Words. Reference in this Agreement to any Section or Article is, unless otherwise specified, to that such Section or Article under this Agreement. The words "hereof," "herein," "hereunder," and similar terms shall refer to this Agreement and not to any particular Section or Article of this Agreement.

              13.7 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or understanding of this Agreement or any provision hereof.

              13.8 No Execution. All funds in the Trust shall be deemed in custodia legis until such times as the funds have actually been paid to or for the benefit of the Administrative Agent or a Beneficiary, and no Beneficiary or any other Person can execute upon, garnish or attach the Trust Assets or the Trust in any manner or compel payment from the Trust except by order of the Bankruptcy Court. Payment will be solely governed by the Plan and this Agreement.

              13.9 Intention of Parties to Establish Grantor Trust. This Agreement is intended to create a grantor trust for U.S. federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as such a grantor trust.

              13.10 Investment Company Act. The Trust is organized as a liquidating entity in the process of liquidation, and therefore should not be considered, and the Trust does not and will not hold itself out as, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act, 15 U.S.C. Section 80a-1 et seq.

              13.11 Amendment. This Agreement may be amended only by order of the Bankruptcy Court.

              13.12 Severability. If any term, provision, covenant, or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable, or against its regulatory policy, the remainder of the terms, provisions, covenants, and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         IN WITNESS WHEREOF, the parties have executed this Agreement (or are deemed to have so executed this Agreement) as of the day and year written below.



         DATED as of this 15th day of October, 2002.





WILLIAMS COMMUNICATIONS GROUP, INC.



/s/ HOWARD S. KALIKA
------------------------------------------

By: Howard S. Kalika
Its: Vice President and Group Executive, Corporate Development and Finance
     Assistant Secretary



WILTEL COMMUNICATIONS GROUP, INC.



/s/ HOWARD S. KALIKA
------------------------------------------

By: Howard S. Kalika

Its: Vice President




WILMINGTON TRUST COMPANY




By: /s/ MICHAEL W. DIAZ
   ---------------------------------------

as Trustee

Michael W. Diaz
Authorized Signatory